FIDELITY & GUARANTY LIFE FURTHER ENHANCES MANAGEMENT TEAM AND BOARD WITH ADDITION OF SEASONED EXECUTIVES

Christopher Littlefield Named President of FGL
James Benson Joins Board of Directors
DES MOINES, Iowa - Oct. 7, 2014 - Fidelity & Guaranty Life (“FGL”; NYSE: FGL) announced today that Christopher J. Littlefield, the former President & Chief Executive Officer of Aviva USA Corporation, has been appointed to the position of President of FGL. As President, Mr. Littlefield will be responsible for several of FGL’s operating units, including Sales and Distribution, and will report to Lee Launer, Chief Executive Officer of FGL.
As President & Chief Executive Officer of Aviva USA Corporation, a leading provider of indexed universal life and indexed annuity products, Mr. Littlefield oversaw a business with more than $60 billion of assets and serving over 1 million customers.
In addition, FGL announced that James M. Benson has been appointed to the Company’s Board of Directors, which has been expanded to ten directors from nine. Mr. Benson has over forty years of experience in the insurance and financial services industries.  He previously served as President and Chief Executive Officer of John Hancock Life Insurance Company, has held leadership positions at MetLife, Inc., GenAmerica Financial Corp., New England Financial, and Equitable Companies Inc., and served on the board of Aviva USA Corp.
“I’m extremely pleased to welcome Chris Littlefield and Jim Benson to FGL - two highly seasoned insurance executives, who further deepen the capabilities of both our leadership team and our board of directors as FGL enters its next phase of growth,” said Launer. “Having an executive of Chris’s caliber lead a number of key operations will be a tremendous asset for FGL and will allow me to further increase my focus on overall strategy and execution, and engaging with clients, shareholders, strategic partners and other stakeholders. As our results show, FGL has made great progress since our IPO last December, and - with a product portfolio perfectly aligned with the needs of today’s middle market - we see compelling opportunities for continued growth and value creation. The addition of Chris will give our team further bandwidth and talent to capture these opportunities.”
Phillip J. Gass, Chairman of FGL’s Board of Directors, said, “The addition of Chris Littlefield and Jim Benson to our FGL team further deepens our leadership and talent base as we continue to execute our sales and growth strategy and create value for our customers and shareholders.  Both Chris and Jim have served as CEOs of top-tier, highly-successful life insurance businesses, both have impressive track records in leading growing businesses, and we look forward to benefiting from their skills and experience as we start our new fiscal year.”
“FGL is a great company with a passion for delivering innovative products that meet the changing needs of independent agents and their clients,” said Chris Littlefield. “I am excited to work with FGL’s distribution partners and agents -- many of whom I’ve worked with in the past -- as well as with Lee, Phil and the rest of FGL’s board, management team and employees as the Company enters the next phase of its growth with the support of its controlling shareholder Harbinger Group Inc.”
Biographical Information
Christopher Littlefield served as the President & Chief Executive Officer of Aviva USA Corporation from February 2009 to October 2013, having previously served as Chief Operating Officer for the Company. Prior to that, from January 2006 to February 2008, Mr. Littlefield was Executive Vice President - General Counsel & Secretary for

AmerUS Group, which was acquired by Aviva plc in 2006. Before joining AmerUS, Mr. Littlefield was with the Dial Corporation in Scottsdale, Arizona, where he held management positions of increasing responsibility, beginning in 1998, including Senior Vice President - General Counsel & Secretary and Senior Vice President & General Manager - Food Products. Earlier in his career, Mr. Littlefield worked as a Corporate & Securities Attorney for Snell & Wilmer L.L.P., in Phoenix, Arizona.
Mr. Littlefield graduated cum laude with a Bachelor of Science degree in business administration from the University of Arizona. He continued his education at The University of Iowa, where he earned a juris doctor with high distinction. He currently serves as Chair-Elect of the United Way of Central Iowa Board of Directors, Human Capital Committee Co-Chair for the Greater Des Moines Partnership Capital Crossroads Initiative, and as a member of the City of Waukee Community and Economic Development Advisory Council as well as the Waukee Schools Center for Advanced Professional Studies Advisory Board.
James Benson has over 40 years of industry experience and is a nationally-recognized expert in the fields of financial services and insurance. He currently serves as President and CEO of Benson Botsford. He is the former President and CEO of John Hancock Life Insurance Company, a division of Manulife Financial, from 2002 to 2006. Prior to joining Hancock in 2002, he was President of MetLife’s Individual Business enterprise. During his tenure at MetLife, Inc., he was Chairman, President and CEO of New England Financial as well as Chairman, President and CEO of GenAmerica Financial Corporation. Before joining MetLife, Inc. in 1997, he held the dual position of President and COO of the Equitable Companies, Inc., and was CEO of its flagship life insurance operation, Equitable Life Assurance.
Mr. Benson received his undergraduate degree from the University of Illinois and an MBA from the University of Southern California. He serves on the boards of Valmark Securities, Inc. and Sapient Corp., a Nasdaq listed global services company, where he currently serves as lead independent director. He previously served on the board of Aviva USA Corp. Mr. Benson is the founder of World TEAM Sports, an organization dedicated to providing people with disabilities opportunities through sports activities. In December 2010, Mr. Benson was elected to the United States Olympic Committee, and serves as National Paralympic Committee President.
About Fidelity & Guaranty Life
Fidelity & Guaranty Life, an insurance holding company, helps middle-income Americans prepare for retirement. Through its subsidiaries, the company offers fixed annuity and life insurance products distributed by independent agents through an established network of independent marketing organizations. Fidelity & Guaranty Life, headquartered in Des Moines, Iowa, trades on the New York Stock Exchange under the ticker symbol FGL. For more information, please visit www.fglife.com.

Forward Looking Statements
"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements.  Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of FGL's management and the management of FGL's subsidiaries (including target businesses). Generally, forward-looking statements include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might," or "continues" or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation:  the accuracy of FGL's assumptions and estimates; FGL's and its insurance subsidiaries' ability to maintain or improve financial strength ratings; FGL's ability to manage its business in a highly regulated industry; regulatory changes or actions; the impact of FGL's reinsurers failing to meet their assumed obligations; restrictions on FGL's ability to use captive reinsurers; the impact of interest rate fluctuations; changes in the federal income tax laws and regulations; litigation (including class action litigation), enforcement investigations or regulatory scrutiny;

the performance of third parties; the loss of key personnel; telecommunication, information technology and other operational systems failures; the continued availability of capital; new accounting rules or changes to existing accounting rules; general economic conditions; FGL's ability to protect its intellectual property; the ability to maintain or obtain approval of the Iowa Insurance Department and other regulatory authorities as required for FGL's operations; and other factors discussed in FGL's filings with the SEC including its Registration Statement on Form S-1, as amended (File No. 333-190880), which can be found at the SEC's website www.sec.gov.
All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. FGL does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.
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